UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2013

NEENAH PAPER, INC.

(Exact name of registrant as specified in charter)

Delaware	001-32240	20-1308307
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3640 Preston Ridge Road

Alpharetta, Georgia 30005

(Address of principal executive offices / Zip Code)

(678) 566-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act.

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐            Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.

☐            Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 8.01 Other Events.

On May 16, 2013, Neenah Paper, Inc. issued a press release announcing the pricing of its previously announced offering of $175 million aggregate principal amount of senior notes due 2021 (the “2021 Notes”) in a private placement. A copy of the press release is attached hereto as Exhibit 99.1

Item 9.01           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated May 16, 2013 announcing the pricing of the 2021 Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEENAH PAPER, INC.
(Registrant)

Dated: May 16, 2013	By:	/s/ Steven S. Heinrichs
Steven S. Heinrichs
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press Release dated May 16, 2013 announcing the pricing of the 2021 Notes.